UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 10, 2007

Edgen Murray Corporation

(Exact name of Registrant as specified in its charter)

Nevada	333-124543	13-3908690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18444 Highland Road, Baton Rouge, LA	70809
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (225) 756-9868

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On April 11, 2007 Edgen Murray Corporation (the “Company”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Edgen Murray LLC, a wholly owned subsidiary of the Company (the “Acquisition Subsidiary”), PetroSteel International, L.P. and PetroSteel International, LLC (together, “PetroSteel”), and Eric Berger, David Mullaney and John Ruttenberg. Pursuant to the Asset Purchase Agreement, Acquisition Subsidiary will acquire substantially all of the assets and certain liabilities of PetroSteel. The Asset Purchase Agreement contains customary representations and warranties, covenants and indemnities made by the parties as set forth therein. The closing of the acquisition is subject to customary closing conditions, including the receipt of third party financing, and is expected to occur on or about April 30, 2007.

The purchase price for the assets consists of approximately $26,000,000 (less customer deposits) in cash, subject to a working capital adjustment as defined in the Asset Purchase Agreement, a $4,000,000 subordinated note with a term of three years, equity securities having a fair market value of $8,000,000, an earn-out payment of up to $12,000,000 in cash and the assumption of certain working capital liabilities of PetroSteel. The cash purchase price is expected to be funded from the previously announced proposed recapitalization and refinancing by the Company’s parent company.

PetroSteel is a U.S. based distributor of specialty offshore grade steel plates and profiles headquartered in Bala Cynwyd, Pennsylvania.

On April 11, 2007, the Company’s parent, Edgen/Murray, L.P., issued a press release announcing the foregoing. A copy of the press release is furnished as Exhibit 99.1 to this Report and incorporated by reference.

Item 7.01 Regulation FD Disclosure.

On April 11, 2007, the Company’s parent, Edgen/Murray, L.P. issued a press release announcing a proposed recapitalization and refinancing. A copy of the press release is furnished as Exhibit 99.2 to this Report and incorporated by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

No.	Exhibit

99.1	Press release, dated April 11, 2007.

99.2	Press release, dated April 11, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGEN MURRAY CORPORATION

Dated: April 11, 2007	By:	/s/ David L. Laxton

David L. Laxton, III
Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit

99.1	Press release, dated April 11, 2007.

99.2	Press release, dated April 11, 2007.